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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 5, 2000

                         Commission file number 0-28706

                           FIRST ALLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                                     33-0721183
          --------                                     ----------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

17305 VON KARMAN AVENUE, IRVINE, CALIFORNIA                           92614
-------------------------------------------                           -----
 (Address of principal executive offices)                           (Zip code)



        Registrant's telephone number, including area code (949) 224-8500

  (Former name or former address, if changed since last report): Not Applicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT

(a)(1)(i) On April 5, 2000, Deloitte & Touche LLP ("D&T") resigned as the Company's independent auditors. A copy of the letter of resignation is attached hereto as Exhibit 20.1 to this report and is incorporated by reference herein.

(a)(1)(ii) The audit report of D&T on the financial statements for the two years ended December 31, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

(a)(1)(iv) For the two years ended December 31, 1999 and 1998 and the subsequent interim period preceding such resignation there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

         The Audit Committee of the Company's Board of Directors has not yet taken any action with respect to the resignation of D&T. The Audit Committee will approve any successor accounting firm which the Company may engage.

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         The Company has provided D&T with a copy of the foregoing disclosures and has requested in writing that D&T furnish it with a letter addressed to the SEC stating whether or not it agrees with such disclosures as they pertain to D&T. A copy of the D&T letter to the SEC dated April 11, 2000, is filed as
Exhibit 20.2 to this report and is incorporated by reference herein.

ITEM 5.  OTHER EVENTS

         On March 30, 2000, the Company caused the filing, with the United States Securities and Exchange Commission, (the "SEC"), of Forms 10-K (the "Forms 10-K") on behalf of First Alliance Mortgage Loan Trust 1999-1 through 4 (the "Remic Trusts"). The word-processing draft of the Forms 10-K incorporated a document drafted by the Company (the "USAP Letter") relating to compliance with the Mortgage Bankers Association of America's UNIFORM SINGLE ATTESTATION PROGRAM FOR MORTGAGE BANKERS ("USAP") in anticipation of the final filing of such Forms 10-K. On March 30, 2000, the Forms 10-K filed with the SEC inadvertently included the USAP Letter. On March 31, 2000, management became aware that the USAP Letter was inadvertently filed and took immediate corrective action to attempt to either remove the USAP Letter from such filings or file amended Forms 10-K. On the next business day, April 3, 2000, management caused the Company to file amended Forms 10-K with the SEC, which excluded a USAP Letter.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements - not applicable.

(b)      Pro forma financial information - not applicable.

(c)      Exhibits:

         (20.1)   Letter from D&T dated April 5, 2000.

         (20.2)   Letter from D&T dated April 11, 2000.


                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   April 11, 2000
        --------------
                                         FIRST ALLIANCE CORPORATION

                                         By: /s/ FRANCISCO NEBOT
                                            ----------------------------------
                                                 Francisco Nebot
                                                  President and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

   EXHIBIT NO.                      DESCRIPTION                         PAGE NO.
   -----------                      -----------                         --------

      20.1              Letter from D&T dated April 5, 2000                4

      20.2              Letter from D&T dated April 11, 2000               5



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